SUPPLEMENT TO PROSPECTUSES
                                       OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Small Cap Value Fund and Evergreen Income and Growth Fund

         Effective July 9, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Small Cap Value Fund

         The day-to-day management of the Fund is handled by Jordan Alexander, CFA. Mr. Alexander has been an assistant portfolio manager since joining EAMC in September 1998 and has been the portfolio manager of the Fund since July 1999. From 1995-1998, he was an associate healthcare analyst at PaineWebber Incorporated. From 1993-1995, he was a senior financial analyst at Arthur Andersen LLP.

         Evergreen Income and Growth Fund

         The day-to-day management of the Fund is handled by Irene O'Neill, CFA. Ms. O'Neill has been associated with EAMC since 1981. She has been co-managing the Fund since December 1997 and has managed the Fund since July 1999.






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June 14, 1999